SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                December 17, 2003
                                -----------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                  1-14180                         13-3867424
--------------------------------------------------------------------------------
(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation) Number)


                         c/o Loral SpaceCom Corporation
                   600 Third Avenue, New York, New York    10016
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (212) 697-1105
                                 --------------

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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 9. Regulation FD Disclosure
        ------------------------

     On December 17, 2003, Loral Space & Communications Ltd. ("Loral" or the "Company") filed amended monthly consolidated operating reports for the periods of July 15, 2003 through August 22, 2003 and August 23, 2003 through September 30, 2003 (the "Operating Reports") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Copies of the Operating Reports may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.

     Limitation on Incorporation by Reference
     ----------------------------------------

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

     Cautionary Statement Regarding Financial and Operating Data
     -----------------------------------------------------------

     The Operating Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be


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indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Loral Space & Communications Ltd.

                                        By: /s/ Janet Yeung
                                            ------------------------------
                                        Name:  Janet Yeung
                                        Title: Vice President and
                                               Assistant Secretary

Date: December 18, 2003